Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt

8. Debt

During March 2013, the Company entered into a credit agreement with Sprott Resources Lending Partnership (the “Lender”) for purposes of establishing a C$10,000 ($9,764) loan facility (the “2013 Facility”). The 2013 Facility originally matured March 2014, with early repayment of the 2013 Facility allowed, at the Company’s option, provided that at least four months interest has been paid. The Company and the Lender have reached an agreement to extend the maturity date of the 2013 Facility to March 2015.

The 2013 Facility bears an interest rate of 8% per annum, payable monthly. In addition to interest, the 2013 Facility provided the Lender total fees of 3.5% of the 2013 Facility amount, including C$100 ($99) in cash and the issuance of 125,798 Vista common shares. As consideration for the extended maturity date, we paid the Lender an extension fee comprised of 486,382 Vista common shares.

The 2013 Facility is secured by a general security agreement (“GSA”) with certain exclusions. If the Company completes an asset disposition or other financing subject to certain conditions the Company is required to utilize 50% of the net proceeds exceeding $1,000 to repay the 2013 Facility up to the full amount outstanding. The Company is in compliance with all related debt covenants. As additional security, the Company has pledged all the Company’s Midas Gold shares (Note 5).

During October 2013, in accordance with the terms of the 2013 Facility, the Company repaid approximately C$3,041  ($2,960) towards the 2013 Facility principal outstanding using proceeds from the Los Cardones sale (Note 6).

During February 2014, in accordance with the terms of the 2013 Facility, the Company repaid approximately C$5,516  ($5,000) towards the 2013 Facility principal outstanding using proceeds from the sale of Midas Gold shares (Note 20) reducing the principal balance to approximately C$1,443  ($1,300).